Loans (Certain Loans Acquired In Transfer Not Accounted For As Debt Securities Acquired During Period) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Jun. 07, 2013	Dec. 31, 2012
Loans [Abstract]
Contractually required payments including interest		$ 79,676
Nonaccretable difference		(23,750)
Cash flows expected to be collected		55,926
Accretable yield	13,490	(6,650)	0
Fair value of loans acquired		$ 49,276